SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report - November 17, 1997

                      PREMIER BANCORP, INC.
       (Exact name of registrant as specified in its charter)



 Pennsylvania          to be assigned            23-2921058
---------------       ----------------         --------------
(State or other       (Commission File         (IRS Employer
jurisdiction of           Number)              Identification
 incorporation)                                   Number)

  379 North Main Street
Doylestown, Pennsylvania                            18901
---------------------------                      ----------
 (Address of principal                           (Zip Code)
   executive offices)

Registrant's telephone number including area code:(215) 345-5100
                                                  ---------------

                            N/A
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)


             Page 1 of 7 Sequentially Numbered Pages
                Index to Exhibits Found on Page 5

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     On November 17, 1997, Premier Bancorp, Inc. (the "Registrant") became the holding company for Premier Bank. Pursuant to the terms of the Plan of Reorganization, dated September 5, 1997, among Registrant, Premier Bank and Premier Interim Bank, a wholly-owned subsidiary of the Registrant, Premier Interim Bank merged with, into and under the charter of Premier Bank (the "Bank"). The shareholders of the Bank became the shareholders of the Registrant, and the Bank became the wholly-owned subsidiary of the Registrant.

     A detailed description of the transaction is set forth in Registrant's Prospectus, which is included in Registrant's Registration Statement No.333-34243 on Form S-4, filed with the Securities and Exchange Commission on August 22, 1997, and as amended on September 5, 1997, and which Prospectus is incorporated herein by reference.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Not Applicable.

Item 5.   Other Events.
          -------------

    For further information, see the Registrant's Press Release, included as Exhibit 99 to this Report.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          ----------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

          10.1 Plan of Reorganization, dated September 5, 1997, among Registrant, Premier Bank and Premier Interim Bank, incorporated herein by reference to Exhibit A to Registrant's Registration Statement No. 333-34243 on Form S-4, filed with the Securities and Exchange Commission on August 22, and as amended on September 9, 1997.

          10.2 Plan of Merger, dated September 5, 1997, by Premier Bank and Premier Interim Bank, incorporated herein by reference to Exhibit B to Registrant's Registration Statement No. 333-34243 on Form S-4, filed with the Securities and Exchange Commission on August 22, and as amended on September 9, 1997.

          99    Press Release of Premier Bancorp, Inc.

Item 8.   Change in Fiscal Year.
          ----------------------

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCORP, INC.
                              (Registrant)


Dated:  November 21, 1997     /s/ John C.  Soffronoff
                              ----------------------------------
                              John C. Soffronoff, President
                              and Chief Executive Officer
                              (Principal Executive Officer)


                              /s/ Bruce E.  Sickel
                              -----------------------------------
                              Bruce E. Sickel, Treasurer
                              (Chief Financial and Accounting
                              Officer)

                      EXHIBIT INDEX
                      -------------

                                                    Page Number
                                                    in Manually
Exhibit                                           Signed Original
-------                                           ---------------
10.1   Plan of Reorganization, dated
       September 5, 1997, among Registrant,
       Premier Bank and Premier Interim Bank,
       incorporated herein by reference to
       Exhibit A to Registrant's Registration
       Statement No. 333-34243 on Form S-4,
       filed with the Securities and Exchange
       Commission on August 22,  and as
       amended on September 9, 1997.

10.2 Plan of Merger, dated September 5, 1997, by Premier Bank and Premier Interim Bank, incorporated herein by reference to
       Exhibit B to Registrant's Registration
       Statement No. 333-34243 on Form S-4,
       filed with the Securities and Exchange
       Commission on August 22, and as amended
       on September 9, 1997.

99     Press Release of Premier Bancorp, Inc.            6